UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 31, 2011
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Form 8-K/A of Dollar Thrifty Automotive Group, Inc. (the “Company”), originally filed on February 4, 2011 and amended on February 11, 2011, is being filed to update the previous disclosure about the dismissal of the Company’s independent registered public accounting firm upon the completion of that firm’s audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2010.

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

a)           Consistent with its charter responsibility to consider rotation of the independent auditors for the Company, the Audit Committee of the Company’s Board of Directors conducted a “request for proposal” process in which it evaluated the credentials of various candidates to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2011.  Following completion of that process, the Audit Committee determined to retain Ernst & Young LLP (“E&Y”) in such capacity for the quarterly reviews and annual audit of the 2011 financial statements.  Deloitte & Touche LLP (“Deloitte”) remained in place as the Company’s independent registered public accounting firm as of and for the year ended December 31, 2010, and was dismissed by the Audit Committee effective upon the completion of such audit, which occurred on February 28, 2011.  The Company notified Deloitte of the Audit Committee’s determination on January 31, 2011.

b)           During the Company’s fiscal years ended December 31, 2009 and 2010, and for the period January 1, 2011 through February 28, 2011 there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in their reports with respect to the Company’s consolidated financial statements for any of such periods.  During such periods, there were also no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.  The reports of Deloitte with respect to the Company’s audited consolidated financial statements as of and for the years ended December 31, 2009 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

c)           On January 31, 2011, the Audit Committee engaged E&Y as the Company’s independent registered public accounting firm for the year ended December 31, 2011, subject to stockholder ratification at the 2011 annual meeting of stockholders.  During the Company’s fiscal years ended December 31, 2009 and 2010, and for the period January 1, 2011 through February 28, 2011, the Company did not consult with E&Y regarding accounting or disclosure requirements related to any of the matters specified in Items 304(a)(2)(i) and 304(a)(2)(ii) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.                                                      Description

16.1	Letter from Deloitte & Touche LLP, dated March 3, 2011, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

March 3, 2011	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

16.1	Letter from Deloitte & Touche LLP, dated March 3, 2011, to the Securities and Exchange Commission.